UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 20, 2006

______________

MediaREADY, Inc.

(Exact name of registrant as specified in its charter)

______________

Florida	000-31497	65-1001686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

888 East Las Olas Blvd #710, Fort Lauderdale, FL 33301

(Address of Principal Executive Office) (Zip Code)

(954) 527-7780

(Registrant’s telephone number, including area code)

f/k/a Video Without Boundaries, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant amended its Articles of Incorporation to change the corporate name to MediaREADY, Inc. effective August 31, 2006.

SECTION 8 – OTHER EVENTS

Item 8.01

Other Events.

On September 20, 2006 the Registrant informed NASDAQ of the corporate name change to MediaREADY, Inc. and requested a new trading symbol.  Commencing at the opening of business on September 22, 2006, the Registrant’s new trading symbol is MRED.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibits.

Exhibit 3.4

Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MediaREADY, Inc. (f/k/a Video Without Boundaries, Inc.)

By:	/s/ V. Jeffrey Harrell
V. Jeffrey Harrell Chief Executive Officer

Date:  September 27, 2006

INDEX TO EXHIBITS

Exhibit 3.4

Amendment to the Articles of Incorporation